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                                                                    EXHIBIT 32.1

                                  CERTIFICATION

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350, as adopted), Arthur T. Sands, M.D., Ph.D., Chief Executive Officer of Lexicon Genetics Incorporated ("Lexicon"), and Julia P. Gregory, Chief Financial Officer of Lexicon, each hereby certify that:

     1. Lexicon's Quarterly Report on Form 10-Q for the period ended March 31, 2006, and to which this Certification is attached as Exhibit 32.1 (the "Periodic Report"), fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, and

     2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Lexicon.

     IN WITNESS WHEREOF, the undersigned have set their hands hereto as of the 9th day of May, 2006.


                                        By: /s/ Arthur T. Sands
                                            ------------------------------------
                                            Arthur T. Sands, M.D., Ph.D.
                                            President and Chief Executive
                                            Officer


                                        By: /s/ Julia P. Gregory
                                            ------------------------------------
                                            Julia P. Gregory
                                            Executive Vice President,
                                            Corporate Development and
                                            Chief Financial Officer